Property and Equipment, Net (Tables)	6 Months Ended
Jun. 30, 2023
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment, Net Consists	Property and equipment, net consists of the following:
	December 31,
	2022	June 30 2023
	RMB	RMB	US$
Furniture, fixtures and equipment	—	3,255	448
Motor vehicles	—	2,007	277
Total	—	5,262	725
Less: accumulated depreciation	—	(953)	(131)
Property and equipment, net	—	4,309	594